                                                              Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in this  Registration
Statement  on Form S-3 of our report  dated  February  11, 2004  relating to the financial  statements and financial  statement  schedule,  which appears in Home
Properties,  Inc.'s Annual  Report on Form 10-K for the year ended  December 31,
2003. We also consent to the reference to us under the heading "Experts" in such
Registration Statement.

PricewaterhouseCoopers LLP

Boston Massachusetts
May 17, 2004